Exhibit 10.24a

IPSCO Inc.

2005 Form 10-K

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT made as of the 3rd day of February, 2006.

AMONG:

IPSCO INC. and IPSCO SASKATCHEWAN INC.

(collectively, the “Canadian Borrowers”)

- and -

IPSCO STEEL INC., IPSCO ENTERPRISES INC., and IPSCO STEEL (ALABAMA) INC.

(collectively, the “U.S. Borrowers”)

(the Canadian Borrowers and the U.S. Borrowers collectively, the “Borrowers”)

- and -

THE TORONTO-DOMINION BANK

(as “Agent”)

- and -

JPMORGAN CHASE BANK, N.A.

(as “Syndication Agent”)

- and -

THE TORONTO-DOMINION BANK, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, ROYAL BANK OF CANADA, BANK OF AMERICA, N.A., BY ITS CANADA BRANCH, ABN AMRO BANK N.V., CANADA BRANCH, THE BANK OF NOVA SCOTIA and BANK OF MONTREAL, as Canadian Lenders,

(collectively, “Canadian Lenders”)

- and -

TORONTO DOMINION (TEXAS) LLC, JPMORGAN CHASE BANK, N.A., ROYAL BANK OF CANADA, ACTING THROUGH A NEW YORK BRANCH, BANK OF AMERICA, N.A., ABN AMRO BANK N.V., WELLS FARGO BANK, NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA, BY ITS ATLANTA AGENCY, BANK OF MONTREAL, CHICAGO BRANCH and FIFTH THIRD BANK (CHICAGO)

(collectively, “U.S. Lenders”)

(the Canadian Lenders and the U.S. Lenders, collectively, the “Lenders”)

RECITALS:

A.                                                                                   The Borrowers, IPSCO Alabama Ltd. ( “IPSCO Alabama”), the Agent, the Syndication Agent and the Lenders are parties to a revolving credit agreement dated as of the 19th day of November, 2004 (such credit agreement, the “Credit Agreement”).

B.                                                                                     IPSCO Alabama was dissolved and wound up effective November 30, 2005.

C.                                                                                     The Borrowers have requested that the Agent and the Lenders consent to a change to the Credit Agreement to provide for the definition of GAAP to be based on generally accepted accounting principles which are in effect from time to time in the United States of America instead of those which are in effect from time to time in Canada.

D.                                                                                    The Agent and the Lenders have agreed to consent to the change to the definition of GAAP requested by the Borrowers as aforesaid on the terms and conditions set forth in this Agreement and have agreed to amend the Credit Agreement in connection therewith as set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

1.1                                                                               Definitions

For the purposes of this Agreement, capitalized terms that are not defined in this Agreement have the meanings given to them in the Credit Agreement.

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ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1                                                                               Confirmation

To induce the Agent and the Lenders to enter into this Agreement, the Borrowers represent and warrant to each of the Agent and the Lenders that:

(a)                                  each of the representations and warranties set forth in the Credit Agreement and the other Credit Documents is true and correct with the same force and effect as if made as of the date hereof;

(b)                                 the execution, delivery and performance of this Agreement are all within the corporate power and authority of the Borrowers, have been duly authorized by all necessary action of each of such parties, and are not in contravention of law or the terms of the certificate of incorporation, by-laws or other constating or organizational documentation of any of such parties, or any indenture, agreement or undertaking to which any of the Borrowers is a party or by which any of their respective property is bound. The Borrowers have duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of each such party, enforceable against each such party by the Agent and the Lenders in accordance with its terms; and

(c)                                  no Default or Event of Default has occurred and is continuing under the Credit Agreement, whether before or after giving effect to this Agreement.

ARTICLE 3
AMENDMENTS TO CREDIT AGREEMENT

3.1                                                                               Amendments

The parties hereto agree to amend the Credit Agreement as follows:

(a)                                  The definition of GAAP shall be deleted in its entirety and replaced with the following:

““GAAP” means, at any time, generally accepted accounting principles which are in effect from time to time in the United States of America as established and recognized by the Financial Accounting Standards Board, or any successor Person, at such time.”

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ARTICLE 4
MISCELLANEOUS

4.1                                                                               No Novations

Nothing in this agreement, nor in the Credit Agreement when read together with this Agreement, shall constitute a novation, payment, re-advance, or a reduction or termination in respect of the Total Outstandings.

4.2                                                                               Ratification and Confirmation of Credit Documents

Except as specifically amended by this Agreement, the Credit Agreement and all other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers.

4.3                                                                               Reservation of Rights and Remedies

This Agreement shall not, except as expressly provided herein, operate as an amendment or  waiver of any right or remedy of the Agent or the Lenders under any of the Credit Documents nor constitute a waiver of any provision of the Credit Documents. The Agent and the Lenders reserve all of their respective rights to proceed to enforce their rights and remedies at any time and from time to time in connection with any and all Defaults or Events of Default now existing or hereafter arising.

4.4                                                                               Reference in Credit Documents to Credit Agreement

Each reference in the Credit Documents to the “Credit Agreement” or any other reference to the same effect shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

4.5                                                                               Fees, Costs and Expenses

Without limiting any provisions of the Credit Agreement, the Borrower agrees to reimburse the Agent for all reasonable out-of-pocket fees and expenses, including the reasonable fees and expenses of counsel, in connection with the preparation, negotiation, execution and delivery of this Agreement and the documents contemplated hereby.

4.6                                                                               Counterparts

This Agreement may be executed in facsimile counterparts and when each Party has executed a counterpart, each such counterpart shall be deemed to be an original and all of such counterparts each taken together shall constitute one and the same agreement.

4.7                                                                               Credit Documents

This Agreement constitutes a Credit Document.

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4.8                                                                               Governing Law

This Agreement is governed by, and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

4.9                                                                               Effective Date

The amendment contained in Section 3.1 herein is effective commencing for the Financial Year of the Borrowers ending December 31, 2005.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officer thereunto duly authorized, on the date first above written.

IPSCO INC.

Per:	/s/ Vicki L. Avril
Authorized Signing Officer

Per:	/s/ Leslie T. Lederer
Authorized Signing Officer

IPSCO SASKATCHEWAN INC.

Per:	/s/ Vicki L. Avril
Authorized Signing Officer

Per:	/s/ Leslie T. Lederer
Authorized Signing Officer

IPSCO STEEL INC.

Per:	/s/ Vicki L. Avril
Authorized Signing Officer

Per:	/s/ Leslie T. Lederer
Authorized Signing Officer

IPSCO ENTERPRISES INC.

Per:	/s/ Vicki L. Avril
Authorized Signing Officer

Per:	/s/ Leslie T. Lederer
Authorized Signing Officer

S1

IPSCO STEEL (ALABAMA) INC.

Per:	/s/ Vicki L. Avril
Authorized Signing Officer

Per:	/s/ Leslie T. Lederer
Authorized Signing Officer

THE TORONTO-DOMINION BANK, as Agent

Per:	/s/ Wayne N. Shiplo
Authorized Signing Officer

Per:
Authorized Signing Officer

JPMORGAN CHASE BANK, N.A., as Syndication Agent

Per:	/s/ Jeffrey Coleman
Authorized Signing Officer

Per:
Authorized Signing Officer

THE TORONTO-DOMINION BANK,
as Lender to Canadian Borrowers

Per:	/s/ illegible signature
Authorized Signing Officer

Per:	/s/ illegible signature
Authorized Signing Officer

S2

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as Lender to Canadian Borrowers

Per:	/s/ Jeffrey Coleman
Authorized Signing Officer

Per:
Authorized Signing Officer

ROYAL BANK OF CANADA, as Lender to Canadian Borrowers

Per:	/s/ illegible signature
Authorized Signing Officer

Per:
Authorized Signing Officer

BANK OF AMERICA N.A., BY ITS CANADA BRANCH, as Lender to Canadian Borrowers

Per:	/s/ Nelson Lam
Authorized Signing Officer

Per:
Authorized Signing Officer

ABN AMRO BANK N.V., CANADA BRANCH, as Lender to Canadian Borrowers

Per:	/s/ Lawrence J. Maloney
Authorized Signing Officer

Per:	/s/ H. Bayu Budiatmanto
Authorized Signing Officer

S3

THE BANK OF NOVA SCOTIA, as Lender to Canadian Borrowers

Per:	/s/ William E. Zarrett
Authorized Signing Officer

Per:
Authorized Signing Officer

BANK OF MONTREAL, as Lender to Canadian Borrowers

Per:	/s/ illegible signature
Authorized Signing Officer

Per:
Authorized Signing Officer

TORONTO DOMINION (TEXAS) LLC,
as Lender to U.S. Borrowers

Per:	/s/ Jackie Barrett
Authorized Signing Officer

Per:
Authorized Signing Officer

JPMORGAN CHASE BANK, N.A.,
as Lender to U.S. Borrowers

Per:	/s/ Jeffrey Coleman
Authorized Signing Officer

Per:
Authorized Signing Officer

S4

ROYAL BANK OF CANADA, ACTING THROUGH A NEW YORK BRANCH, as Lender to the U.S. Borrowers

Per:	/s/ Dustin Craven
Authorized Signing Officer

Per:
Authorized Signing Officer

BANK OF AMERICA, N.A., as Lender to the U.S. Borrowers

Per:	/s/ illegible signature
Authorized Signing Officer

Per:
Authorized Signing Officer

ABN AMRO BANK N.V., as Lender to the U.S. Borrowers

Per:	/s/ Lawrence J. Maloney
Authorized Signing Officer

Per:	/s/ H. Bayu Budiatmanto
Authorized Signing Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender to the U.S. Borrowers

Per:	/s/ Charles Reed
Authorized Signing Officer

Per:	/s/ Thiplada Siddiqui
Authorized Signing Officer

S5

THE BANK OF NOVA SCOTIA, BY ITS ATLANTA AGENCY, as Lender to the U.S. Borrowers

Per:	/s/ William E. Zarrett
Authorized Signing Officer

Per:
Authorized Signing Officer

BANK OF MONTREAL, CHICAGO BRANCH, as Lender to the U.S. Borrowers

Per:	/s/ Bruce Pietka
Authorized Signing Officer

Per:
Authorized Signing Officer

FIFTH THIRD BANK (CHICAGO), as Lender to the U.S. Borrowers

Per:	/s/ Todd E. Ritz
Authorized Signing Officer

Per:
Authorized Signing Officer

S6

ACKNOWLEDGEMENT AND CONFIRMATION

Each of the undersigned parties, all of whom granted guarantees of the obligations of IPSCO Inc. under the Credit Agreement pursuant to guarantees made the 19th day of November, 2004 (the “Guarantees”), for the benefit of the Agent and the Lenders, hereby (a) consents to the execution and delivery of the First Amendment to Revolving Credit Agreement (the “First Amendment”), and (b) acknowledges and agrees that the Guarantees granted by each of them as aforesaid are, and shall remain, in full force and effect after giving effect to the First Amendment.

DATED this 3rd day of February, 2006.

IPSCO ENTERPRISES INC.

Per:	/s/ Leslie T. Lederer
(Authorized Signing Officer)

IPSCO SASKATCHEWAN INC.

Per:	/s/ Leslie T. Lederer
(Authorized Signing Officer)

IPSCO STEEL (ALABAMA) INC.

Per:	/s/ Leslie T. Lederer
(Authorized Signing Officer)

IPSCO STEEL INC.

Per:	/s/ Leslie T. Lederer
(Authorized Signing Officer)

IPSCO RECYCLING INC.

Per:	/s/ Leslie T. Lederer
(Authorized Signing Officer)

IPSCO TUBULARS INC.

Per:	/s/ Leslie T. Lederer
(Authorized Signing Officer)

IPSCO MINNESOTA INC.

Per:	/s/ Leslie T. Lederer
(Authorized Signing Officer)

IPSCO TEXAS INC.

Per:	/s/ Leslie T. Lederer
(Authorized Signing Officer)

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